SECURITIES AND EXCHANGE COMMISSION

                                       Washington, D.C.  20549




                                              Form 8-K




                                           CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported) January 12, 1994




                             PSI RESOURCES, INC.
          (Exact name of registrant as specified in its charter)






          Indiana                      1-9941               35-1724168
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)        (Identification No.)


             1000 East Main Street, Plainfield, Indiana  46168
            (Address of principal executive offices) (Zip Code)




      Registrant's telephone number, including area code (317) 839-9611

                                         PSI RESOURCES, INC.

                                              FORM 8-K

                                          TABLE OF CONTENTS

Item                                                                  Page
Number                                                               Number

  1.           Changes in Control of Registrant . . . . . . . . .      3

  2.           Acquisition or Disposition of Assets . . . . . . .      3

  3.           Bankruptcy or Receivership . . . . . . . . . . . .      3

  4.           Changes in Registrant's Certifying Accountant  . .      3

  5.           Other Events . . . . . . . . . . . . . . . . . . .      3

  6.           Resignations of Registrant's Directors . . . . . .      4

  7.           Financial Statements and Exhibits  . . . . . . . .      4

  8.           Change in Fiscal Year. . . . . . . . . . . . . . .      4

               Signatures . . . . . . . . . . . . . . . . . . . .      5

1.      Changes in Control of Registrant

        None

2.      Acquisition or Disposition of Assets

        None

3.      Bankruptcy or Receivership

        None

4.      Changes in Registrant's Certifying Accountant

        None

5.      Other Events

        On August 16, 1993, the Federal Energy Regulatory Commission (FERC) conditionally approved the application of PSI Resources, Inc. (Resources), PSI Energy, Inc. (Energy), and The Cincinnati Gas & Electric Company (CG&E) to merge and reorganize into CINergy Corp., as provided in the Agreement and Plan of Reorganization dated as of December 11, 1992, which was subsequently amended and restated on July 2, 1993, and as of September 10, 1993 (the Merger). This conditional approval was made by the FERC without a formal hearing and, according to public statements by the Commissioners, was done in reliance, in part, on the FERC's belief that the regulatory commissions of the affected states would have authority to approve or disapprove the Merger.

        On September 15, 1993, Energy and CG&E filed a statement with the FERC clarifying their conclusions at that time that, under the revised structure of the Merger, where neither public utility would be merged with the other and a registered holding company would be created, no prior approval of a state commission is necessary or authorized under state law. Upon a subsequent request of the staff of the Kentucky Public Service Commission, CG&E agreed to file an application with that commission regarding a contended indirect change in ownership of CG&E's subsidiary, Union Light, Heat & Power Company, that might be occasioned by the Merger.

        Given the issues raised on the request for a rehearing and the lack of certainty in the record regarding state regulatory powers, on January 12, 1994, the FERC issued an order withdrawing its prior conditional approval of the Merger and initiating a 60-day FERC-sponsored settlement procedure. A settlement judge has scheduled the first conference for January 19, 1994, at which time the 60-day period will begin. At the end of this 60-day period, the settlement judge must submit to the FERC either a settlement or a statement that negotiations have failed. The FERC has indicated that, if the settlement procedure is not successful, it intends to issue a further order setting appropriate issues for hearing.

        Energy and CG&E believe this settlement procedure will provide the opportunity to resolve the state regulatory commissions' concerns on the remaining contested issues. Energy and CG&E also believe significant progress has already been made toward resolution of several issues with state commissions. Energy and CG&E's goal remains to complete the Merger by mid-1994; however, even assuming settlement, the FERC's decision could delay the Merger consummation date into the third quarter of 1994. If a hearing is convened, the Merger consummation date would likely be further extended.

6.      Resignations of Registrant's Directors

        None

7.      Financial Statements and Exhibits

        None

8.      Change in Fiscal Year

        None

                                             SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PSI RESOURCES, INC.
                                                      Registrant


Date:  January 18, 1994



                               By:            /s/    Charles J. Winger
                                                      (Charles J. Winger)
                                                 Comptroller and Principal
                                                      Accounting Officer